SCUDDER
                                                                     INVESTMENTS

Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Scudder Greater Europe                   Scudder Gold & Precious
   Growth Fund                              Metals Fund
Scudder Growth & Income Fund             Scudder Global Fund
Scudder Large Company                    Scudder Health Care Fund
   Growth Fund                           Scudder Technology Innovation
Scudder Large Company                       Fund
   Value Fund                            Scudder Development Fund
Scudder Emerging Market                  Scudder Micro Cap Fund
   Growth Fund                           Scudder International Select
Scudder Capital Growth Fund                 Equity Fund
Scudder Select 500 Fund                  Scudder European Equity Fund
Scudder Global Discovery Fund            Scudder Flag Investors Equity
Scudder International Fund                  Partners Fund

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The following information supplements the "The Fund's Main Investment Strategy"
section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the "The Main Risks of Investing in the Fund" section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


               Please Retain This Supplement for Future Reference


April  27, 2004